EXHIBIT 23


                               ARTHUR ANDERSEN LLP







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS







As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of Form S-3 (No. 33-63996) of our report dated February 22, 1996 incorporated by reference in Texaco Inc.'s Form 10-K for the year ended December 31, 1995 and to all reference to our Firm included in this Registration Statement on Form S-3 (No. 33-63996).









                                                        ARTHUR ANDERSEN LLP







New York, N.Y.
January 27, 1997